UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 17, 2008

AMCORE FINANCIAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

0-13393	36-3183870
(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Street, Rockford, Illinois	61104
(Address of Principal Executive Offices)	(Zip Code)

(815) 968-2241
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. Termination of a Material Definitive Agreement

On April 14, 2008, AMCORE Bank, N.A. (the “Bank”) was notified by the Office of the Comptroller of the Currency (the “OCC”) that the OCC has terminated the Consent Order issued on August 10, 2006, regarding the Bank’s Bank Secrecy Act compliance program and the Formal Agreement issued on May 31, 2005 regarding the Bank’s consumer compliance program.

As previously disclosed, on March 11, 2008, the OCC notified the Bank of its intent to enter into a written agreement to formalize the Bank’s commitment to address weaknesses in the Bank's commercial lending area identified by the OCC in examinations during 2007. The terms of such agreement will include requirements for the Bank to improve credit underwriting and administration practices, among other things. This agreement has not yet been executed between the OCC and the Bank.

ITEM 2.02. Results of Operations and Financial Condition

AMCORE Financial, Inc. (the "Company") is furnishing herewith, in the earnings press release attached hereto as Exhibit 99.1, certain financial information for the period ended March 31, 2008, which is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The Board of Directors of the Company approved a retention bonus plan, which provides certain benefits to the Chief Executive Officer (CEO) and named executive officers of the Company (each, a “named executive”). The CEO and each named executive is eligible to earn amounts under the plan over a three year period beginning in 2008 and ending December 31, 2010, payable the following January. To be eligible to receive the retention bonus, the Chief Executive Officer (CEO) must determine, in his sole discretion, that the named executive (the Board of Directors makes the determination for the CEO) has satisfactorily completed the objectives assigned to the named executive in connection with improving the Bank’s lending practices, ensuring the Bank’s compliance and remediating the issues raised by the OCC in connection with the Bank’s asset quality and credit risk management practices. All payments under the plan are subject to the terms and conditions set forth in the plan and are only payable in the event the named executive is actively employed on the date of payment. With respect to the current eligible named executives, amounts payable under the plan include the following:

William R. McManaman $513,000 in January 2009; $205,200 in January 2010; and $205,200 in January 2011;
Judith C. Sutfin $190,625 in January 2009; $76,250 in January 2010; and $76,250 in January 2011;
Donald H. Wilson $250,833 in January 2009; $100,333 in January 2010; and $100,334 in January 2011;
Thomas R. Szmanda $108,750 in January 2009; $43,500 in January 2010; and $43,500 in January 2011.

ITEM 7.01. Regulation FD

In connection with the Company’s earnings release, the Company is posting to its website, www.AMCORE.com, certain loan portfolio information primarily relating to the Company’s commercial real estate portfolio for the period ended March 31, 2008 which is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 17, 2008.

99.2	AMCORE Loan Portfolio information as of March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 17, 2008	AMCORE Financial, Inc.

(Registrant)

/s/ Judith Carré Sutfin

Judith Carré Sutfin
Executive Vice President and Chief Financial Officer,
(Duly authorized officer of the registrant
and principal financial officer)

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated April 17, 2008.

99.2	AMCORE Loan Portfolio information as of March 31, 2008.